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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): September 16, 1998
                                                  (September 2, 1998)
                                                  -----------------------------

                             THE MARQUEE GROUP, INC.
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               (Exact name of registrant as specified in charter)

           Delaware                      0-21711                13-3878295
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(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
      of Incorporation)                                     Identification No.)

888 Seventh Avenue 37th Floor, New York, New York                  10019
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (212) 977-0300
                                                   ----------------------------

                                       N/A
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(Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITIONS OR DISPOSITIONS OF ASSETS

         On September 2, 1998, The Marquee Group, Inc. (the "Company") consummated its acquisition of Tony Stephens Associates, Ltd., a major soccer talent representation firm in the United Kingdom (the "Tony Stephens Acquisition"). The aggregate consideration for the Tony Stephens Acquisition was approximately (pound)2.1 million (approximately $3.3 million), of which (pound)1.4 million (approximately $2.4 million) was paid in cash and 142,291 shares of the Company's common stock were issued. In addition, the Company will pay an additional (pound)200,000 (approximately $338,000) in cash and (pound)50,000 (approximately $84,000) will be paid in the form of shares of the Company's common stock. The funds used to consummate the Tony Stephens Acquisition were obtained from borrowings under the Company's credit agreement.

         The foregoing description does not purport to be a complete description of the terms of the Tony Stephens Acquisition agreement and is qualified by reference to such agreement, a form of which is attached hereto as
Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         The required financial statements will be filed no later than 60 days after the date this Form 8-K was required to be filed.

(b)      Pro Forma Financial Information.

         The required pro forma financial information will be filed no later than 60 days after the date this Form 8- K was required to be filed.

(c)      Exhibits.

2.1 Form of Share Purchase Agreement for the Sale and Purchase of all the Issued Share Capital of Tony Stephens Associates Limited, dated as of September 9, 1998, by and among Anthony Everett Stephens, Gillian Ann Stephens and The Marquee Group, Inc.

                                     - 1 -

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            THE MARQUEE GROUP, INC.


                                            By: /s/ Jan E. Chason
                                               --------------------------------
                                            Name:  Jan E. Chason
                                            Title: Chief Financial Officer and
                                                   Treasurer


Date: September 16, 1998